FOR IMMEDIATE RELEASE                     Contact:     Robert E. Klem, Ph.D.
                                                       Vice President
                                                       805-544-8524



           GENTA SIGNS LETTER OF INTENT WITH NATIONAL CANCER INSTITUTE
               FOR COLLABORATIVE RESEARCH & DEVELOPMENT AGREEMENT

                COLLABORATION WILL STUDY G3139 IN VARIOUS CANCERS

SAN DIEGO, CA, June24, 1998 -- Genta Incorporated (Nasdaq: GNTA) and the National Cancer Institute (NCI), one of the National Institutes of Health, today announced that they have signed a letter of intent to enter into a Cooperative Research and Development Agreement (CRADA) for the development of Genta's G3139 compound as an anticancer agent.

Under the CRADA, the NCI and Genta would collaborate in the conduct of clinical trials of G3139, which has shown promising activity in specific malignancies in preclinical models. The goal of the collaboration would be to provide the best treatment options to patients with specific cancer indications and ultimately to obtain approval of G3139 as a commercial anticancer agent if warranted by the clinical results.

As an antisense compound, G3139 is designed to act toward a specific gene and prevent it from triggering the production of disease-related protein. G3139's target, the bcl-2 gene, interferes in the normal mortality of cells (apoptosis) and has been implicated in prostate cancer, non-Hodgkin's lymphoma, melanoma, breast and other cancers.

 "Genta is very excited about having the National Cancer Institute's support in our efforts to develop G3139," said Kenneth Kasses, Ph.D., President and CEO of Genta. Genta currently has phase I/IIa clinical trials underway at Memorial Sloan-Kettering Cancer Center in New York and Royal Marsden Hospital in London. "Genta will continue to support additional studies with investigators outside the collaboration with the NCI, so this agreement would complement our own program."

Genta Incorporated (Nasdaq: GNTA) is a biopharmaceutical company whose strategy consists of building a product and technology portfolio concentrating on its Anticode(TM) (antisense) products intended to treat cancer at its genetic source.



The  statements  contained  in this press  release that are not  historical  are

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forward-looking  statements  within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended including statements regarding the expectations, beliefs, intentions or strategies regarding the future. The Company intends that all forward-looking statements be subject to the safe harbor provisions of the
Private  Securities   Litigation  Reform  Act  of  1995.  These  forward-looking statements reflect the Company's views as of the date they are made with respect to future events, but are subject to many risks and uncertainties, which could cause the actual results of the Company to differ materially from any future results expressed or implied by such forward-looking statements. Examples of such risks and uncertainties include, but are not limited to: the obtaining of sufficient financing to maintain the Company's planned operations; the timely development, receipt of necessary regulatory approvals and acceptance of new products; the successful application of the Company's technology to produce new products; the obtaining of proprietary protection for any such technology and products; the impact of competitive products and pricing and reimbursement policies; and the changing of market conditions. The Company does not undertake to update any forward-looking statements.


                             -Background to Follow-

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                                  BACKGROUNDER
                       APOPTOSIS, CANCER, Bcl-2, AND G3139

The body's cells are normally programmed to detect damage in their genetic makeup and to enter into a suicidal state when such alterations are detected. This natural process, known as APOPTOSIS or "programmed cell death," helps the body regulate its own well being by destroying damaged cells. In many CANCER cells, however, this process of natural cell death is inhibited by the over expression of a protein called Bcl-2, which is produced by a gene identified as bcl-2. Consequently these cancer cells, even though damaged, resist dying and continue multiplying. In many cases, cell types that over produce the Bcl-2 protein are also resistant to chemotherapeutic agents, many of which act by stimulating apoptosis, and these cancers have been associated with an unfavorable prognosis. For example, it has been reported that Bcl-2 protein is over produced in virtually all hormone-refractory, metastatic prostate cancer; 80-90% of estrogen-receptor-positive breast cancer; 70-100% of follicular lymphomas; and up to 90% of malignant melanomas. Bcl-2 has also been reported to be up-regulated in some lung, gastric, and colorectal cancers.

Using a single drug based on the genetic sequence of the bcl-2 gene, GENTA INCORPORATED is developing a novel therapeutic approach to treating several cancers. Genta developed this synthetic, DNA-like molecule, identified as G3139, designed to bind specifically to a small segment of the messenger RNA, which produces the harmful Bcl-2 protein. Once bound to the messenger RNA, the messenger RNA is destroyed, preventing the production of the Bcl-2 protein.
(This type of interference with the process whereby genes produce proteins through their messenger RNA has been called "antisense.") The goal of this therapeutic approach is to restore the diseased cells' sensitivity to apoptotic stimuli, including many chemotherapeutic agents (an effect that has been termed "chemosensitization").

In February 1998, a report of such chemosensitization appeared in Nature Medicine, a peer-reviewed, scientific journal, G3139 was shown to enhance the effect of a standard chemotherapeutic agent, DTIC or dacarbazine, in a mouse model of human malignant melanoma. In two experiments with a total of 13 animals, 10 had no tumor after the combined treatment, and the other three showed an average reduction in tumor weight of 90% compared to the DTIC-alone treated, control animals.

Genta is now in the clinical development phases of G3139. A phase I study at the Royal Marsden Hospital in London has been completed, and a phase I/IIa study is in progress at the Memorial Sloan-Kettering Cancer Center in New York City. A preliminary report of the study at the Royal Marsden was published in The Lancet in April 1997. Although this was primarily a safety study, the investigators reported very encouraging biological clinical activity of the drug, including one complete response to G3139 alone. Other clinical studies are also in development and should be initiated beginning very shortly.


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Genta Incorporated (Nasdaq: GNTA) is a biopharmaceutical  company whose strategy consists of building a product and technology portfolio concentrating on its Anticode(TM) (antisense) products intended to treat cancer at its genetic source.

The statements contained herein that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended including statements regarding the expectations, beliefs, intentions or strategies regarding the future. The Company intends that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's views as of the date they are made with respect to future events, but are subject to many risks and uncertainties, which could cause the actual results of the Company to differ materially from any future results expressed or implied by such forward-looking statements. Examples of such risks and uncertainties include, but are not limited to: the obtaining of sufficient financing to maintain the Company's planned operations; the timely development, receipt of necessary regulatory approvals and acceptance of new products; the successful application of the Company's technology to produce new products; the obtaining of proprietary protection for any such technology and products; the impact of competitive products and pricing and reimbursement policies; and the changing of market conditions. The Company does not undertake to update any forward-looking statements.

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